UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 11, 2017

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Liberty Street New York, New York		10286
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting of Stockholders of The Bank of New York Mellon Corporation (“BNY Mellon”) on April 11, 2017, each nominee for director was elected by a majority of votes cast (proposal 1). In addition, stockholders approved, on an advisory basis, the 2016 compensation of BNY Mellon’s named executive officers (proposal 2); voted, on an advisory basis, to have future say-on-pay votes on an annual basis (proposal 3); and ratified the appointment of KPMG LLP as BNY Mellon’s independent auditor for 2017 (proposal 4). The stockholders did not approve the stockholder proposal regarding a proxy voting review report (proposal 5). Each of the matters is described in detail in BNY Mellon’s definitive proxy statement, dated March 10, 2017 filed with the Securities and Exchange Commission. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast, did not have the effect of a vote for or against a director’s election, for or against a proposal or for any particular voting option, and were not counted in determining the number of votes required for approval or election.

The results are as follows:

1.	The election of 13 directors for a term expiring at the end of our 2018 Annual Meeting of Stockholders:

Name of Director	For	Against	Abstained	Broker Non-Vote
Linda Z. Cook	820,739,623	7,662,930	1,771,011	79,245,781
Nicholas M. Donofrio	820,019,507	8,280,461	1,873,596	79,245,781
Joseph J. Echevarria	814,604,285	13,630,979	1,938,300	79,245,781
Edward P. Garden	821,437,238	6,887,264	1,849,062	79,245,781
Jeffrey A. Goldstein	817,089,681	11,254,559	1,829,324	79,245,781
Gerald L. Hassell	809,752,864	17,570,755	2,849,945	79,245,781
John M. Hinshaw	824,411,252	3,899,556	1,862,756	79,245,781
Edmund F. Kelly	821,830,150	6,553,377	1,790,037	79,245,781
John A. Luke, Jr.	819,384,068	8,868,699	1,920,797	79,245,781
Jennifer B. Morgan	825,480,076	2,897,752	1,795,736	79,245,781
Mark A. Nordenberg	819,372,798	9,023,210	1,777,556	79,245,781
Elizabeth E. Robinson	822,915,353	5,556,657	1,701,554	79,245,781
Samuel C. Scott III	819,255,236	9,027,697	1,890,631	79,245,781

2.	Advisory resolution to approve the 2016 compensation of BNY Mellon’s named executive officers:

For	Against	Abstained	Broker Non-Vote
809,177,953	16,643,477	4,352,134	79,245,781
97.98%	2.02%	*	*

3.	Advisory vote recommending the frequency with which BNY Mellon should conduct a say-on-pay vote:

1 Year	2 Years	3 Years	Abstained	Broker Non-Vote
753,985,610	2,071,735	70,806,756	3,309,463	79,245,781
91.19%	0.25%	8.56%	*	*

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board of Directors has decided that it will include an advisory say-on-pay vote in BNY Mellon’s proxy statement every year until the next required advisory vote on the frequency of say-on-pay, which will occur no later than BNY Mellon’s Annual Meeting of Stockholders in 2023.

4.	Ratification of the appointment of KPMG LLP as BNY Mellon’s independent auditor for 2017:

For	Against	Abstained	Broker Non-Vote
898,268,570	9,372,201	1,778,574	—
98.97%	1.03%	*	*

5.	Stockholder proposal regarding a proxy voting review report:

For	Against	Abstained	Broker Non-Vote
52,010,653	745,914,401	32,248,510	79,245,781
6.52%	93.48%	*	*

*	Abstentions and broker non-votes were not counted as votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation
(Registrant)

Date: April 11, 2017	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Secretary